SCHEDULE OF FINANCIAL EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Expenses Net
Bank fees and interest	$ 196	$ 170	$ 136
Interest expenses from lease liabilities	47	62	97
Exchange rate differences, net	141	70
Revaluation of long-term financial asset at fair value	(123)
Revaluation of provision	(23)	(85)	1,158
Financial expenses	$ 238	$ 217	$ 1,391